                                        OPPENHEIMER MONEY MARKET FUND, INC.

                                    6803 South Tucson Way, Englewood, CO 80112

                                   Notice Of Meeting Of Shareholders To Be Held

                                                   July 29, 2002

To The Shareholders of Oppenheimer Money Market Fund, Inc:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Oppenheimer Money Market
Fund, Inc. (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain
time, on July 29, 2002.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.       To elect a Board of Directors;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund;

3.       To approve a new Investment Advisory Agreement; and

4.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on May 2, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of the nominees as Director and in favor of each proposal. WE URGE YOU TO MARK,
SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Robert G. Zack, Secretary
June 3, 2002

                                     PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                             YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

200

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                                                         1
                                                 TABLE OF CONTENTS

Proxy Statement                                                                                  Page

Questions and Answers
-

Proposal 1:       To Elect a Board of Directors
-

Introduction to Proposal 2
                  -

Proposal 2:       To approve the elimination or amendment of certain fundamental
                  -
                  investment policies of the Fund

Proposal 3:       To approve a new Investment Advisory Agreement

Information About the Fund                                                                       -

Further Information About Voting and the Meeting
-

Other Matters                                                                                    -

Exhibit A:        Proposed Investment Advisory Agreement

A-1

Exhibit B:        Advisory Fees of Oppenheimer Money Market Funds

B-1

                                        OPPENHEIMER MONEY MARKET FUND, INC.

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Directors of Oppenheimer Money Market Fund, Inc. (the "Fund") have asked that you vote on several matters at the Special Meeting of Shareholders to be held on July 29, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on May 2, 2002 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional shares) for each matter presented at the Meeting. It is expected that the Notice of Meeting, Proxy Ballot and Proxy Statement will be mailed to shareholders of record on or about June 3, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To elect a Board of Directors; and

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund.

3.       To approve a new Investment Advisory Agreement

Q.       How do the Directors Recommend that I Vote?

A.       The Directors recommend that you vote:

1.       FOR election of all nominees as Directors;

2.       FOR the elimination or amendment of each of the Fund's fundamental investment policies proposed to be eliminated or amended, as the case may be, and

3.       FOR the approval of a new Investment Advisory Agreement.

Q.       What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.       Some of the Fund's current policies reflect regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current regulations require.  The Fund's
                  Directors and the Fund's investment advisor, OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increasing the Fund's ability to take advantage of investment opportunities.

Q.       What are the reasons for the proposed Investment Advisory Agreement?

A.       The current agreement contains a limit on Fund expenses that is not appropriate in light of current interest rates.  This is explained in Proposal No. 3 below.

         Q.       How Can I Vote?

A.       You can vote in three (3) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting
o        By telephone (please see the insert for instructions)

                      Voting by telephone is convenient and can help reduce the Fund's expenses.  Whichever
                                             ----------     -----------------------------------
                      method you choose, please take the time to read the full text of the proxy statement before you vote.

                  Please be advised that the deadline for voting by telephone are 3:00 p.m. (ET) on the last business day before the Meeting.

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the
                  Directors' recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting" section below.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.  Please be advised that the deadline for revoking your proxy by telephone or via the internet is 3:00 p.m. (ET) on the last business day before the Meeting.

Q.       How Can I Get More Information About the Fund?

                  Copies of the Fund's semi-annual report dated January 31, 2002 and annual report dated July 31,
                  2001 have previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver
                  Colorado 80217-5270 or visit the Oppenheimer funds website at www.oppenheimerfunds.com.

         Q.       Whom Do I Call If I Have Questions?

A.       Please call us at 1.800.525.7048.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.525.7048.

                                        OPPENHEIMER MONEY MARKET FUND, INC.

                                                  PROXY STATEMENT

                                              Meeting of Shareholders
                                             To Be Held July 29, 2002

         This statement is furnished to the shareholders of Oppenheimer Money Market Fund, Inc., (the "Fund") in
connection with the solicitation by the Fund's Board of Directors of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M.
Mountain time, on July 29, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy
Statement will be made on or about June 3, 2002.

                                               SUMMARY OF PROPOSALS

------- ------------------------------------------------------------------------ -----------------------------------
        Proposal                                                                 Shareholders Voting
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
1.      To Elect a Board of Directors                                            All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
2.      To  approve  the  elimination  or  amendment  of  certain   fundamental
        investment policies for the Fund
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        A. Investing in Unseasoned Issuers                                       All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        B. Borrowing                                                             All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        C. Lending                                                               All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
3.      To Approve a New Investment Advisory Agreement                           All
------- ------------------------------------------------------------------------ -----------------------------------

                                         PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meeting, eleven (11) Directors are to be elected.  If elected, the Directors will serve indefinite terms until a special shareholder meeting is called for the purpose of voting for Directors and until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

         As a Maryland corporation, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Directors.  As a result, if elected, the Directors will hold office until the next meeting of shareholders called for the purpose of electing Directors and until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of Directors may, in its discretion, select another person to fill the vacant position.

         Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a
Director or to take other action described in the Fund's Articles of Incorporation.  Also, if at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Director then in office will promptly call a shareholders' meeting for the purpose of electing Directors.

         Each of the nominees (except for Mr. Murphy and Mr. Griffiths) currently serves as a Director of the
Fund.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Director if elected.  Each of the Directors serves as Trustee of other funds in the Oppenheimer family of funds (the 31
Oppenheimer funds on which each of the existing Directors of the Fund serve are referred to as "Board I Funds" in this proxy statement).

         The Fund's Directors and officers, their positions with the Fund and length of service in such positions and their principal occupations and business affiliations during the past five years are listed below. Each of the Directors is an independent director of the Fund ("Independent Director").  If elected, Mr. Murphy will be an
"interested director" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy
Statement as the "1940 Act") of the Fund, because he is affiliated with OppenheimerFunds, Inc. (the "Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.
Mr. Murphy will be elected as a Director of the Fund with the understanding that in the event his affiliation with the Manager is terminated, he will resign as a director of the Fund and the other Board I Funds for which he is a trustee or director.  All information is as of December 31, 2001, except as otherwise indicated.

Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc., a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $100,000 for the calendar year ended December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group, Inc. The Independent Directors have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Director.  Nonetheless, to assure certainty as to determinations of the Board and the Independent Directors as to matters upon which the
1940 Act or the rules thereunder require approval by a majority of Independent Directors, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Directors was present or whether a majority of Independent Directors approved the matter.

Messrs.  Galli and Spiro  have had no  material  business  or  professional  relationship  with the  Manager or its affiliates within the past two fiscal years.  However,  within the past five years and before becoming  Independent
Trustees  they had been  officers of the Manager and owned shares of its parent  company.  In 1997,  Mr. Galli sold his remaining  shares of the Manager's  parent  company for a cash payment of  approximately  $7,851,200.  In 1997,
Mr. Spiro sold shares of the Manager's  present company for a cash payment of  approximately  $9,814,000.  In 1999,
Mr.  Spiro  sold his  remaining  shares  of the  Manager's  parent  company  for a cash  payment  of  approximately
$9,399,000.

Independent Directors

-------------------------- ------------------------------------------------------ ----------------- ------------------

Name, Address,1 Age,       Principal Occupation(s) During Past 5 Years / Other    Dollar Range of   Aggregate Dollar
                                                                                                     Range of Shares
                                                                                                     Owned in any of
Position(s) Held with                                                             Shares Owned in      the Board I
Fund and Length of Time    Directorships Held by Director / Number of             the Fund (as of     Funds (as of
Served (as applicable)2    Portfolios in Fund Complex Overseen by Director            5/3/02)            5/3/02)

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Leon Levy, Chairman of     General Partner of Odyssey Partners, L.P.                     $0                $0
the Board of Directors     (investment partnership) (since 1982) and Chairman
Director since 1974        of the Board of Avatar Holdings, Inc. (real estate
Age: 76                    development) (since 1981). Oversees 31 investment
                           companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Robert G. Galli,           A Trustee or Director of other Oppenheimer funds.       Over $100,000    Over $100,0003
Director since 1993        Formerly Vice Chairman of the Manager (October 1995
Age: 68                    - December 1997). Oversees 41 investment companies
                           in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Phillip A. Griffiths,      The Director of the Institute for Advanced Study,             $0           Over $100,000
Nominee                    Princeton, N.J. (since 1991), director of GSI
Age: 63                    Lumonics (since 2001) and a member of the National
                           Academy of Sciences (since 1979); formerly (in
                           descending chronological order) a director of
                           Bankers Trust Corporation, Provost and Professor of
                           Mathematics at Duke University, a director of
                           Research Triangle Institute, Raleigh, N.C., and a
                           Professor of Mathematics at Harvard University.
                           Oversees 30 investment companies in the
                           OppenheimerFunds complex (31, if elected).

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Benjamin Lipstein,         Professor Emeritus of Marketing, Stern Graduate            $50,001-        Over $100,000
Director since 1974        School of Business Administration, New York
Age: 78                    University. Oversees 31 investment companies in the        $100,000
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Elizabeth B. Moynihan,     Author and architectural historian; a trustee of the          $0             $50,001 -
Director since 1992        Freer Gallery of Art and Arthur M. Sackler Gallery
Age: 72                    (Smithsonian Institute), Trustees Council of the
                           National Building Museum; a member of the Trustees
                           Council, Preservation League of New York State.                              $100,000
                           Oversees 31 investment companies in the
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Kenneth A. Randall,        A director of Dominion Resources, Inc. (electric         $1 - $10,000      Over $100,000
Director since 1980        utility holding company) and Prime Retail, Inc.
Age: 74                    (real estate investment trust); formerly a director
                           of Dominion Energy, Inc. (electric power and oil &
                           gas producer), President and Chief Executive Officer
                           of The Conference Board, Inc. (international
                           economic and business research) and a director of
                           Lumbermens Mutual Casualty Company, American
                           Motorists Insurance Company and American
                           Manufacturers Mutual Insurance Company. Oversees 31
                           investment companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Edward V. Regan,           President, Baruch College, CUNY; a director of
Director since 1993        RBAsset (real estate manager); a director of
Age: 71                    OffitBank; formerly Trustee, Financial Accounting
                           Foundation (FASB and GASB), Senior Fellow of Jerome
                           Levy Economics Institute, Bard College, Chairman of      $1 - $10,000        $50,001 -
                           Municipal Assistance Corporation for the City of New                         $100,000
                           York, New York State Comptroller and Trustee of New
                           York State and Local Retirement Fund. Oversees 31
                           investment companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Russell S. Reynolds, Jr.,  Chairman of The Directorship Search Group, Inc.
Director since 1989        (corporate governance consulting and executive
Age: 70                    recruiting) (since 1993); a director of Professional
                           Staff Limited (a U.K. temporary staffing company)
                           (since 1995); a life trustee of International House           $0         $10,001 - $50,000
                           (non-profit educational organization), and a trustee
                           of the Greenwich Historical Society (since 1996).
                           Oversees 31 investment companies in the
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Donald W. Spiro, Vice      Chairman Emeritus of the Manager (since January
Chairman of the Board of   1991). Formerly he held the following positions:
Directors,                 Chairman (November 1987 - January 1991) and a
Director since 1985        director (January 1969 - August 1999) of the
Age: 76                    Manager; President and Director of OppenheimerFunds     Over $100,000      Over $100,000
                           Distributor, Inc., a subsidiary of the Manager and
                           the Fund's Distributor (July 1978 - January 1992).
                           Oversees 31 investment companies in the
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Clayton K. Yeutter,        Of Counsel, Hogan & Hartson (a law firm) (since
Director since 1991        1993). Other directorships: Caterpillar, Inc. (since                         $50,001 -
Age: 71                    1993) and Weyerhaeuser Co. (since 1999). Oversees 31          $0             $100,000
                           investment companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------

Officer and Nominee for Interested Director

-------------------------- ------------------------------------------------------ ----------------- ------------------

Name, Address,4 Age,       Principal Occupation(s) During Past 5 Years / Other    Dollar Range of   Aggregate Dollar
                                                                                                     Range of Shares
                                                                                                     Owned in any of
Position(s) Held with                                                             Shares Owned in    the Oppenheimer
Fund and Length of Time    Directorships Held by Director / Number of             the Fund (as of     Funds (as of
Served5                    Portfolios in Fund Complex Overseen by Director            5/3/02)            5/3/02)

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

John V. Murphy,            Chairman, Chief Executive Officer and director             $10,001-       Over $100,0006
President since October    (since June 2001) and President (since September
2001                       2000) of the Manager; President and a trustee of
Age: 52                    other Oppenheimer funds; President and a director
                           (since July 2001) of Oppenheimer Acquisition Corp.,
                           the Manager's parent holding company and of
                           Oppenheimer Partnership Holdings, Inc., a holding
                           company subsidiary of the Manager; Director (since
                           November 2001) of OppenheimerFunds Distributor,
                           Inc., a subsidiary of the Manager; Chairman and a
                           director (since July 2001) of Shareholder Services,
                           Inc. and of Shareholder Financial Services, Inc.,
                           transfer agent subsidiaries of the Manager;
                           President and a director (since July 2001) of
                           OppenheimerFunds Legacy Program, a charitable trust
                           program established by the Manager; a director of
                           the following investment advisory subsidiaries of
                           the Manager: OAM Institutional, Inc. and Centennial
                           Asset Management Corporation (since November 2001),
                           HarbourView Asset Management Corporation and OFI
                           Private Investments, Inc. (since July 2001);
                           President (since November 1, 2001) and a director
                           (since July 2001) of Oppenheimer Real Asset
                           Management, Inc., an investment advisor subsidiary
                           of the Manager; a director (since November 2001) of
                           Trinity Investment Management Corp. and Tremont
                           Advisers, Inc., investment advisory affiliates of
                           the Manager; Executive Vice President (since
                           February 1997) of Massachusetts Mutual Life
                           Insurance Company, the Manager's parent company; a
                           director (since June 1995) of DBL Acquisition
                           Corporation; formerly Chief Operating Officer (from
                           September 2000 to June 2001) of the Manager;
                           President and trustee (from November 1999 to
                           November 2001) of MML Series Investment Fund and
                           MassMutual Institutional Funds, open-end investment
                           companies; a director (from September 1999 to August
                           2000) of C.M. Life Insurance Company; President,
                           Chief Executive Officer and director (from September       $100,000
                           1999 to August 2000) of MML Bay State Life Insurance
                           Company; a director (from June 1989 to June 1998) of
                           Emerald Isle Bancorp and Hibernia Savings Bank,
                           wholly-owned subsidiary of Emerald Isle Bancorp;
                           Executive Vice President Director and Chief
                           Operating Officer (from June 1995 to January 1997)
                           of David L. Babson & Co., Inc., an investment
                           advisor; Chief Operating Officer (from March 1993 to
                           December 1996) of Concert Capital Management, Inc.,
                           an investment advisor. Oversees 63 investment
                           companies in the OppenheimerFunds complex (64, if
                           elected).

-------------------------- ------------------------------------------------------ ----------------- ------------------

A.  General Information Regarding the Board of Directors.

         The Fund is governed by a Board of  Directors,  which is  responsible  for  protecting  the  interests  of shareholders.  The Directors meet  periodically  throughout the year to oversee the Fund's  activities,  review its performance and review the actions of the Manager, which is responsible for the Fund's day-to-day  operations.  Six regular  meetings of the  Directors  were held during the fiscal year ended July 31,  2001.  Each of the  incumbent
Directors  was present for at least 75% of the  aggregate  number of  meetings of the Board of  Directors  meetings held and of all committees on which that Director served that were held during the period.

B.  Committees of the Board of Directors.

         The Board of Directors has appointed standing Audit, Study and Proxy Committees comprised of Independent
Directors only.

         The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan.
The Audit Committee held four meetings during the Fund's fiscal year ended July 31, 2001. The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor.  Other functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditor regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its Independent Directors.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth
Moynihan.  The Study Committee held six meetings during the Fund's fiscal year ended July 31, 2001. Among other functions, the Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the 1940 Act and other applicable law.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.
The Proxy Committee held one meeting during the fiscal year ended July 31, 2001.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

         Based on the Audit Committee's recommendation, the Board of Directors of the Fund, including a majority of the Independent Directors, at a meeting held August 8, 2001, selected KPMG LLP ("KPMG") as auditors of the
Fund for the fiscal year beginning August 1, 2001.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

     During the fiscal year ended July 31, 2001, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of Directors.

         1.  Audit Fees.

     The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended July 31, 2001 were $30,000.

         2.  All Other Fees.

     There were no fees billed by KPMG for services rendered to the Fund other than the services described above
under "Audit Fees" for the fiscal year ended July 31, 2001.   Additionally, there were no fees billed by KPMG to
the Manager or subsidiaries of the Manager for non-audit services rendered to the Manager or its subsidiaries for the fiscal year ended July 31, 2001.

         Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Directors and Officers.

         Each of the current Directors also serves as a trustee or director of other Oppenheimer funds (referred to as "Board I Funds"). The Fund's Independent Directors are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Fund in the
OppenheimerFunds complex for which they serve as a director or trustee pays a share of those expenses.

         The officers of the Fund receive no salary or fee from the Fund. The Independent Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2001.
Although Mr. Griffiths, who is not currently a Director of the Fund, did not receive any compensation from the
Fund for the period shown, he is included in the chart below because he received compensation from other Board I
Funds.

         The compensation from all of the Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.
Compensation is paid for services in the positions below their names.

--------------------------------------- ------------------- ------------------ ------------------- -------------------
Director's Name and Other Fund              Aggregate          Retirement      Number of Boards          Total
                                                                Benefits                              Compensation
                                                             Accrued as Part   on which Director        From all
                                           Compensation          of Fund       Served as of        Oppenheimer Funds
Position(s) (as applicable)                 from Fund1          Expenses1      12/31/01               (31 Funds)2
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Leon Levy                                    $11,408             $32,043               31               $173,700
Chairman
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Robert G. Galli3                              $4,715              $643                 41               $202,886
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------

Phillip Griffiths4                              $0                 $0                  30               $54,889

--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Benjamin Lipstein                             $9,860             $15,067               31               $150,152
Study Committee Chairman,
Audit Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Elizabeth B. Moynihan                         $6,948             $11,421               31               $105,760
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Kenneth A. Randall                            $6,373             $15,646               31               $97,012
Audit Committee Chairman
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Edward V. Regan                               $4,212             $13,887               31               $95,960
Proxy Committee Chairman, Audit
Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Russell S. Reynolds, Jr.                      $6,301             $6,488                31               $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Donald Spiro                                  $6,948              $204                 31               $64,080
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Clayton K. Yeutter5                           $3,820             $11,668               31               $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
1.       For the fiscal year ended July 31, 2001.  Aggregate  compensation  includes fees,  deferred  compensation, if any, and retirement plan benefits  accrued for a Director.  No retirement  benefit  expenses were allocated to the Fund for fiscal year ended July 31, 2001.
2.       For the 2001 calendar year.

3.       Total  compensation  for  the  2001  calendar  year  includes  compensation  received  for  serving  as  a
     Trustee/Director of 10 other Oppenheimer funds in addition to the Board I Funds.

4.       Aggregate  compensation  from the Fund includes $266 deferred under Deferred  Compensation  Plan described below.
5.       Aggregate  compensation  from the Fund includes $51 deferred  under Deferred  Compensation  Plan described below.

         The Fund has adopted a retirement plan that provides for payments to retired Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of the compensation received by the Director for service in future years as well as the
Director's length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

         The Board of Directors has adopted a Deferred  Compensation  Plan for  Independent  Directors that enables them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to receive from the Fund.
Under the plan, the  compensation  deferred by a Director is periodically  adjusted as though an equivalent  amount had been  invested in shares of one or more  Oppenheimer  funds  selected by the  Director.  The amount paid to the
Director under the plan will be determined based upon the performance of the selected funds.

         Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval.

         Information is given below about the executive officers who are not Directors (or nominees to the Board)
of the Fund, including their business experience during the past five years. Messrs. Murphy, Zack, Wixted,
Molleur, and Mses. Feld and Ives respectively hold the same offices with the other funds in the Oppenheimer family of funds.

----------------------------------------------- ----------------------------------------------------------------------
Name, Address,6 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served7
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Angelo Manioudakis, Vice President              Senior Vice President of the Manager (since April 2002); an officer
Portfolio Manager (since 2002)                  and portfolio manager of other Oppenheimer funds; formerly Executive
Age: 35                                         Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
                                                2002).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Barry D. Weiss, Vice President and Portfolio    Vice President of the Manager (since July 2001); an officer and
Manager (since 2000)                            portfolio manager of other Oppenheimer funds; formerly Assistant
Age: 37                                         Vice President and Senior Credit Analyst of the Manager (February
                                                2000-June 2001). Prior to joining the Manager in February 2000, he was Associate Director, Structured Finance, Fitch IBCA Inc. (April
                                                1998 - February 2000); News Director, Fitch Investors Service
                                                (September 1996 - April 1998); and Senior Budget Analyst, City of
                                                New York, Office of Management & Budget (February 1990 - September
                                                1996).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Carol E. Wolf, Vice President and Portfolio     Senior Vice President (since June 2000) of the Manager; an officer
Manager (since 1987)                            and portfolio manager of other Oppenheimer funds; formerly Vice
Age: 50.                                        President of the Manager (June 1990 - June 2000).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer (since March 1999) of the
Financial and Accounting Officer (since March   Manager; Treasurer (since March 1999) of HarbourView Asset
1999)                                           Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 42                                         Asset Management Corporation, Shareholder Financial Services, Inc.
                                                and Oppenheimer Partnership Holdings, Inc., of OFI Private
                                                Investments, Inc. (since March 2000) and of OppenheimerFunds
                                                International Ltd. and Oppenheimer Millennium Funds plc (since May
                                                2000); Treasurer and Chief Financial Officer (since May 2000) of
                                                Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
                                                Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust
                                                Company - Mutual Fund Services Division (March 1995 - March 1999);
                                                Vice President and Chief Financial Officer of CS First Boston
                                                Investment Management Corp. (September 1991 - March 1995).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert G. Zack, Secretary                       Senior Vice President (since May 1985) and General Counsel (since
(since October 2001)                            February 2002) of the Manager; Assistant Secretary of Shareholder
Age: 53                                         Services, Inc. (since May 1985), Shareholder Financial Services,
                                                Inc. (since November 1989); OppenheimerFunds International Ltd. And
                                                Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June
(since October 2001)                            1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Manager (August 1997 -
                                                June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).
----------------------------------------------- ----------------------------------------------------------------------

All officers serve at the pleasure of the Board.

As of May 2, 2002, the Directors, nominees for Director and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

                                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                                A VOTE FOR THE ELECTION OF EACH NOMINEE AS DIRECTOR

Introduction to Proposal 2

A.       What is the Historical Background of the Fund's Current Investment Policies?

         The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-

fundamental policies may be changed by the Directors without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.

         The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposal 2 is intended to modernize the Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

         Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National Securities Markets
Improvement Act of 1996 ("NSMIA"), and
are no longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

         With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Directors and the Manager to be unnecessary or unwarranted. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments. The proposed standardized changes will not affect the Fund's investment objective.

B.       Why do the Fund's Directors Recommend the Proposed Changes?

         The Directors believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Directors also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

         Although the Directors believe the proposed changes in fundamental investment policies will provide the
Fund greater flexibility to respond to future investment opportunities, the Directors do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the Fund's Directors do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Directors determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

         The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in
Proposal 2 separately.  If approved, the effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

                                     PROPOSAL 2: TO APPROVE THE ELIMINATION OR
                                         AMENDMENT OF CERTAIN FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF THE FUND

A. Investing in Unseasoned Issuers.

         The Fund is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers").  It is proposed that the current fundamental restriction be eliminated.  The current fundamental restriction is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot invest more than 5% of its total assets in securities of companies that have operated less than three years, including the operations of predecessors.

         This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. The Board believes that elimination of this restriction would increase the Fund's flexibility when choosing investments in the future, without materially increasing the risk of an investment in the Fund.

         The Fund  invests a portion of its assets in  asset-backed  commercial  paper,  backed by pools of assets, including  automobile  and  credit-card  receivables,  and  residential  mortgage  and  home  equity  loans.  These instruments  pass the payments on the underlying  obligations  through to the security holders (less certain fees).
Whether or not the issuers of those  obligations - generally a trust or special purpose  corporation - have been in operation  for three years is much less  important in  determining  the  creditworthiness  of that issuer and other factors,  including the following:  (i) changes in the market's perception of the asset backing the security,  (ii)
the  overall  structure  of the  obligation,  (iii) the  experience  of those  managing  the  investments  for that obligation  and (iv) the  creditworthiness  of the servicing  agent for the loan pool, the originator of the loans, or the  financial  institution  providing  support  to the  obligation  such as any credit  enhancement  or back-up liquidity.  The Fund has no current  intention of investing to a  substantial  degree in  unseasoned  issuers other than those described in this paragraph - whether or not this proposal is adopted.

B. Borrowing.

         The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds.  A fund's borrowing policy must be a fundamental investment policy.

         The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations. Some mutual funds also borrow for investment purposes.  The Fund currently  does not borrow for investment purposes.

         There are risks associated with borrowing. Borrowing exposes shareholders and their investments in a fund to a greater risk of loss. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the fund and reduce its returns.  The interest payable on the borrowed amount may
be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.
Whether or not this sub-proposal is approved by shareholders, the Fund currently dos not anticipate that, under normal market conditions, its borrowings would exceed five (5) percent of its net assets.

         The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.  The Directors propose that the Fund's policy on borrowing be amended to permit the Fund to borrow as permitted under the 1940 Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the
Fund as defined in the 1940 Act.

         The current and proposed fundamental investment policies are set forth below. The current policy on borrowing requires the Fund to borrow only from banks for temporary purposes and limits the Fund's borrowings to
5% of its assets.  The Fund's current policy also prohibits the Fund from borrowing for investment or leverage purposes.  The Directors propose that the current policy on borrowing be amended to permit the Fund to borrow as permitted under the 1940 Act, and that the current fundamental investment policy concerning the pledging, mortgaging or hypothecating of the Fund's assets be eliminated.

   Current Fundamental Policy                        Proposed Fundamental Policy
   --------------------------                        ---------------------------

 The Fund cannot borrow money in excess of 5% of the        The Fund may borrow money, except to the extent
 value of its total assets. The Fund may borrow only as a   permitted under the 1940 Act, the rules or regulations
 temporary measure for extraordinary or emergency           thereunder or any exemption therefrom that is
 purposes.                                                  applicable to the Fund, as such statute, rules or
                                                            regulations may be amended or interpreted from time to
                                                            time.

Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or
renewed.   If shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the
Fund.

         If this sub-proposal and the lending sub-proposal described below in Paragraph C ("Lending") are approved by shareholders, and the Fund were to obtain the necessary regulatory relief, it would be possible for the Fund to borrow from and lend to other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Directors were to determine that it was in the Fund's best interest to borrow from or lend to other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

C. Lending.

         Under the 1940 Act, a fund's policy regarding lending must be fundamental. It is proposed that the current fundamental policy be replaced by a revised fundamental policy that permits the Fund to engage in lending to the extent the Fund's lending is consistent with the 1940 Act, the rules thereunder or any exemption from the
1940 Act that is applicable to the Fund.

Current Fundamental Policy                                    Proposed Fundamental Policy
--------------------------                                    ---------------------------

 The Fund cannot make loans, except through the           The Fund cannot make loans, except to the extent
 purchase of the types of debt securities described in    permitted under the 1940 Act, the rules or regulations
 the Prospectus or through repurchase agreements; the     thereunder or any exemption therefrom that is applicable
 Fund may lend securities as described under "Loans of    to the Fund, as such statute, rules or regulations may be
 Portfolio Securities" in the Statement of Additional     amended or interpreted from time to time.
 Information.

Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this sub-proposal, the
Fund's current fundamental policy will be replaced by the
proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.  The Fund, however, currently does not anticipate making loans, which are subject to the risk that the borrower may fail to pay interest under the terms of the loan or repay the principal amount to the borrower.

         If this sub-proposal and the borrowing sub-proposal described above in Paragraph B ("Borrowing") are approved by shareholders, and the Fund were to obtain the necessary regulatory relief, it would be possible for the Fund to lend to and borrow from other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were

satisfied and the Fund's Directors were to determine that it was in the Fund's best interest to lend to or borrow from other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

                                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                                THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                                 APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENT
                                                  (Proposal No. 3)

The Fund has an Investment  Advisory  Agreement dated October 22, 1990, with the Manager (the "Current  Agreement")
which was approved by  shareholders  of the Fund at a meeting  held on that date.  At a meeting of the Fund's Board of Directors  held on February 14, 2002, the Board,  including a majority of the Directors who are not  "interested persons"  (as  defined  in the  Investment  Company  Act) of the Fund or the  Manager,  and who have no  direct  or indirect financial interest in the operations of the current Agreement or in any related  Agreements,  (i) approved the terms of a new Investment  Advisory Agreement (the "Proposed  Agreement")  between the Fund and the Manager and
(ii) determined to recommend the Proposed Agreement for approval by the shareholders.

The  Proposed  Agreement is contained in Exhibit A to this Proxy  Statement.  If approved by  shareholders  at this meeting,  the  Proposed  Agreement  will be effective  on the  following  business day and continue in effect until
December 31, 2002,  and thereafter  from year to year unless  terminated,  but only so long as such  continuance is approved in accordance with the Investment Company Act.

The Proposed  Agreement  differs from the Current Agreement in that the Proposed  Agreement  contains a contractual undertaking by the Manager to limit fund expenses.  Under the Current  Agreement,  the Manager  guarantees that the total  expenses of the Fund in any calendar  year,  exclusive  of taxes,  interest and  brokerage  fees,  shall not exceed the lesser of (a) 1% of average  annual net assets of the Fund,  or (b) 25% of the total  annual  investment income of the Fund.  There is no similar  provision  in the  Proposed  Agreement.  Prior to  February  1, 2002,  no
refund has ever been  required  under that  expense  limitation.  However,  due to the impact on Fund income of the dramatic decrease in interest rates paid by the obligations in which the Fund invests,  the Manager  reimbursed the
Fund  $1,492,731  during the fiscal quarter ended April 30, 2002 so that the Fund's total expenses would not exceed
25% of the total annual  investment  income of the Fund.  If the Proposed  Agreement had been in effect during that period, the Manager would not have made that reimbursement, which reduced Fund expenses.

The Manager  determined that this is an appropriate time to propose the elimination of an expense  limitation based on the Fund's total annual  investment  income,  now that such limitation is  dramatically  reducing the management fee to which the Manager is entitled for  providing the Fund with  investment  advisory and related  services.  The impact on future Fund expense levels of removing this  limitation is dependent  upon future  interest rates of debt securities  in which the Fund  invests,  which  cannot be  predicted.  If the Proposed  Agreement is approved,  the
Manager  will  voluntarily  undertake  that  it  will  pay  all  Fund  expenses  (exclusive  of  non-recurring  and extraordinary  or exceptional  costs and expenses) if and to the extent necessary for the Fund to maintain a stable net asset  value of $1.00 per share.  The Manager  would  reserve the right to amend or  terminate  that  voluntary expense assumption at any time.

The  management  fee rate under the  Current and  Proposed  Agreements  are the same.  The  management  fee payable monthly  to the  Manager is  computed  on the net  assets of the Fund as of the close of  business  each day at the annual rate of 0.45% of the first $500 million of net assets;  0.425% of the next $500  million;  0.40% of the next
$500 million,  and 0.375% of aggregate net assets in excess of $1.5 billion.  During the fiscal year ended July 31,
2001,  the Fund paid the  Manager a fee of  $8,118,471  under the Current  Agreement,  which is also the amount the
Fund would have paid had the  Proposed  Agreement  been in effect  during that period  (whether or not the proposed voluntary expense  undertaking  described above was in effect).  The  reimbursement  discussed above had the effect of reducing the management  fee paid by the Fund during the fiscal quarter ended April 30, 2002 from  $1,971,092 to
$478,361.  The Manager also acts as investment  adviser to other money market funds that have similar or comparable investment  objectives.  A list of those  funds and the net assets and  advisory  fee rates paid by those  funds is contained in Exhibit B to this Proxy Statement.

The Proposed  Agreement and the Current  Agreement  (hereinafter  jointly referred to as the  "Agreements") are the same  other  than the  change in the  expense  limitation  described  above,  the date of the  Agreements,  and the
Manager's  name  (which  changed  from  Oppenheimer  Management  Corporation  on January 5, 1996).  The  Agreements
require the Manager,  at its expense,  to provide the Fund with adequate office space,  facilities and equipment as well as to provide,  and supervise the activities of all  administrative and clerical personnel required to provide effective  administration  for the Fund,  including the  compilation and maintenance of records with respect to its operations,  the preparation and filing of specified  reports,  and composition of proxy materials and registration statements for continuous  public sale of shares of the Fund.  Expenses not expressly  assumed by the Manager under the Agreements or by the  distributor  of the Fund's shares are paid by the Fund.  The Agreements  list examples of expenses paid by the Fund, the major categories of which relate to interest,  taxes,  brokerage  commissions,  fees to certain Directors,  legal and audit expenses,  custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The  Agreements  provide  that in the  absence  of  willful  misfeasance,  bad  faith  or gross  negligence  in the performance  of its duties or  reckless  disregard  of its  obligations  under the  Agreements,  the Manager is not liable for any loss sustained by reason of any investment,  or the purchase,  sale or retention of any security, or for any act or omission in performing the services  required by the Agreements.  The Agreements  permit the Manager to act as  investment  adviser for any other  person,  firm or  corporation  and to use the name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment  adviser.  If the Manager shall no longer act as investment  adviser to the Fund, the right of the Fund to use the name  "Oppenheimer"  as part of its name may be withdrawn.

Brokerage.  Most purchases made by the Fund are principal  transactions at net prices, so the Fund incurs little or no brokerage  costs.  The Fund deals  directly  with the selling or  purchasing  principal or market maker  without incurring  charges for the services of a broker on its behalf unless the Manager  determines that a better price or execution may be obtained by using the services of a broker.  Purchases of portfolio  securities from  underwriters include a commission or concession  paid by the issuer to the  underwriter,  and purchases  from dealers  include a spread between the bid and asked prices.

The Fund seeks to obtain  prompt  execution  of orders at the most  favorable  net price.  If dealers  are used for portfolio  transactions,  transactions  may be directed to dealers for their execution and research  services.  The research  services  provided by a particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its  affiliates.  Investment  research  received for the commissions of those other accounts may be useful both to the Fund and one or more of such other  accounts.  Investment  research  services may be supplied to the  Manager by a third  party at the  instance  of a broker  through  which  trades  are  placed.  It may  include information  and  analyses  on  particular  companies  and  industries  as well as market or  economic  trends  and portfolio  strategy,  receipt  of market  quotations  for  portfolio  evaluations,  information  systems,  computer hardware  and similar  products and  services.  If a research  service  also assists the Manager in a  non-research capacity  (such as  bookkeeping  or other  administrative  functions),  then only the  percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

The  research  services  provided by brokers  broaden  the scope and  supplement  the  research  activities  of the
Manager.  That research provides  additional views and comparisons for consideration,  and helps the Manager obtain market  information  for the  valuation  of  securities  held in the  Fund's  portfolio  or  being  considered  for purchase.

Subject to  applicable  rules  covering the Manager's  activities in this area,  sales of shares of the Fund and/or the other investment  companies  managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of  transactions to dealers.  That must be done in conformity  with the price,  execution and other  considerations  and practices  discussed above.  Those other investment  companies may also give similar consideration  relating to the sale of the Fund's shares.  No portfolio  transactions are handled by any securities dealer affiliated with the Manager.

Fees  and  Expenses  of the  Fund.  The Fund  pays a  variety  of  expenses  directly  for  investment  management, administration  and other  services.  Those expenses are subtracted  from the Fund's assets to calculate the Fund's net asset value per share. All shareholders  therefore pay those expenses  indirectly.  The numbers below are based upon the  Fund's  expenses  during  its fiscal  year  ended  July 31,  2001 and are the same (i) under the  Current
Agreement,  and (ii) on a pro forma basis,  assuming  that the Proposed  Agreement  had been in effect  during that period.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

    ------------------------------------------------------- ----------------------------------------------------

    Management Fees                                                                0.41%

    ------------------------------------------------------- ----------------------------------------------------
    ------------------------------------------------------- ----------------------------------------------------

    Distribution (12b-1) Fees                                                      None

    ------------------------------------------------------- ----------------------------------------------------
    ------------------------------------------------------- ----------------------------------------------------

    Other Expenses                                                                 0.27%

    ------------------------------------------------------- ----------------------------------------------------
    ------------------------------------------------------- ----------------------------------------------------

    Total Annual Operating Expenses                                                0.68%

    ------------------------------------------------------- ----------------------------------------------------

"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to
0.35% per annum, effective October 1, 2001. That undertaking is not related to or affected by this proposal and may be amended or withdrawn at any time.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as during the
Fund's fiscal year ended July
31, 2001 - whether the Current or Proposed Agreement is in effect. Your actual costs may be higher or lower, because expenses will vary over time.  Based on these assumptions, your expenses would be as follows, whether or not you redeem your investment at the end of each period:

    ------------------------- ----------------------------- ---------------------------- -----------------------

    1 Year                              3 Years                       5 Years                   10 Years

    ------------------------- ----------------------------- ---------------------------- -----------------------
    ------------------------- ----------------------------- ---------------------------- -----------------------

              $69                         $218                         $379                       $847

    ------------------------- ----------------------------- ---------------------------- -----------------------

Considerations  by the Board of  Directors.  In  connection  with the  approval of the Proposed  Agreement  and the annual review and renewal of the Current  Agreement,  most recently conducted by the Board on December 5, 2001, the
Manager  provided  extensive  information to the Independent  Directors.  The  Independent  Directors were provided with data as to the  qualifications  of the Manager's  personnel,  the quality and extent of the services  rendered and its  commitment  to its  mutual  fund  advisory  business.  The  Independent  Directors  also  considered  data presented by the Manager  showing the extent to which it had expanded its  investment  personnel and other services dedicated to the short-term  fixed income area of its mutual fund advisory  activities.  The Independent  Directors were advised that (i) due to changes in regulatory  requirements  since the Fund was established in 1974, it was no longer necessary to include a contractual  expense  limitation in the Fund's  investment  advisory  agreement;  and
(ii) if such a contractual  provision were included in the Proposed  Agreement,  another  shareholder  meeting (and the  requisite  expenses  of that  meeting)  might be  required  in order to modify it at any  future  date.  After reviewing this and other  information,  the  Independent  Directors  concluded  that the expense  limitation in the
Current  Agreement is not reasonable in the current  interest rate  environment,  and that it is not appropriate to include any expense limitation as a contractual provision in the Fund's investment advisory contract.

Analysis of Nature,  Quality and Extent of Services.  In determining  whether to approve the Proposed Agreement and to recommend its approval by the Fund's shareholders,  the Independent Directors particularly  considered:  (1) the effect of the proposed  investment  management fee on the expense ratio of the Fund;  (2) the investment  record of the Manager in managing the Fund,  and the  investment  record of other  investment  companies for which it acts as investment  adviser  and (3)  data as to  investment  performance,  advisory  fees  and  expense  ratios  of  other investment  companies  not advised by the  Manager  but  believed  to be in the same  overall  investment  and size category as the Fund. The  Independent  Directors  also  considered the following  factors,  among others:  (1) the necessity of the Manager  maintaining  and enhancing its ability to retain and attract  capable  personnel to serve the Fund;  (2) the Manager's  overall  profitability;  (3) possible  economies of scale;  (4) other benefits to the
Manager from serving as investment  manager to the Fund, as well as benefits to its affiliates  acting as principal underwriter  and its division  acting as transfer agent to the Fund;  (5) current and developing  conditions in the financial  services  industry,  including  the entry into the industry of larger and highly  capitalized  companies which are  spending  and appear to be prepared to continue to spend  substantial  sums to engage  personnel  and to provide  services  to  competing  investment  companies;  and (6) the  financial  resources  of the Manager and the desirability  of appropriate  incentives to assure that the Manager will continue to furnish high quality  services to the Fund.

Analysis of  Profitability  of the  Manager.  The  Independent  Directors  were  advised  that the Manager does not maintain  its  financial  records on a  fund-by-fund  basis.  However,  the Manager  does  provide the  Independent
Directors on an annual basis with its allocation of expenses on a fund-by-fund  basis.  The  Independent  Directors considered  information  provided  by the Manager  regarding  its  profitability  and also  considered  comparative information relating to the profitability of other mutual fund investment managers.

Determination  by the  Independent  Directors  and the Board of  Directors.  After  completion  of its review,  the
Independent  Directors  recommended that the Board of Directors approve,  and the Board unanimously  approved,  the
Proposed Agreement.

                                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                                         A VOTE IN FAVOR OF APPROVING THE
                                      PROPOSED INVESTMENT ADVISORY AGREEMENT

                                            INFORMATION ABOUT THE FUND

Fund Information. The Fund has a single class of outstanding shares. As of the close of business on May 2, 2002, the record date, the Fund had 1,947,740,126.485 shares outstanding and entitled to vote. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of May 2, 2002, no persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares other than the
Manager, which held 131,266,198.8 shares (6.73% of the shares then outstanding).

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Directors, the
Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the
Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $3,645,823 by the Fund during the fiscal year ended July 31, 2001. The Distributor and the Transfer Agent will continue to provide services to the Fund after the Proposed Agreement is approved.

The Manager (including affiliates and subsidiaries) managed assets of more than  $130 billion at December 31,
2001, including more than 65 funds having more than 6.3 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual
Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at 498 Seventh Avenue,
New York, New York 10018. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC
acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the
21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and
96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Advisor held (i)
884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund, including John V. Murphy, who is a nominee for Director of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or
MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Advisor). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John
Murphy, Chairman, President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President,
Chief Financial Officer and a director; O. Leonard Darling, Vice Chairman, Executive Vice President, Chief
Investment Officer and a director; George Batejan, Executive Vice President and Chief Information Officer; Robert
G. Zack, Senior Vice President and General Counsel; Craig Dinsell, James Ruff and Andrew Ruotolo, Executive Vice
Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce
Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki,
Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo Manioudakis, Andrew J. Mika, David
Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby,
Donna Winn, Kenneth Winston, Carol Wolf, Kurt Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents. These
officers are located at one of the three offices of the Manager: 498 Seventh Avenue, New York, NY 10018; 6803
South Tucson Way, Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual and Semi-Annual Reports to Shareholders of the Fund,
including financial statements of the Fund for the fiscal year ended July 31, 2001 and the six months ended
January 31, 2002, have previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, calling the Fund at
1.800.525.7048 or visiting the Manager's web site at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the
Transfer Agent at 1.800.525.7048.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                 FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of Proxies.  The cost of  preparing,  printing and mailing the proxy ballot,  notice of meeting,  and this Proxy  Statement  and all other costs  incurred with the  solicitation  of proxies,  including any  additional solicitation by letter,  telephone or otherwise,  will be paid by the Fund. In addition to  solicitations  by mail, officers of the Fund or officers and  employees of the Transfer  Agent,  without  extra  compensation,  may conduct additional solicitations personally or by telephone.

Proxies  also may be  solicited  by a proxy  solicitation  firm  hired  at the  Fund's  expense  to  assist  in the solicitation of proxies.  Currently,  if the Fund determines to retain the services of a proxy  solicitation  firm, the Fund anticipates  retaining Alamo Direct Mail Services,  Inc. Any proxy  solicitation firm engaged by the Fund, among other things,  will be: (i) required to maintain the  confidentiality  of all shareholder  information;  (ii)
prohibited from selling or otherwise disclosing to any third party shareholder  information;  and (iii) required to comply with applicable state telemarketing laws.

If the Fund does engage a proxy  solicitation,  as the Meeting date  approaches,  certain  shareholders of the Fund may  receive  telephone  calls  from a  representative  of the  solicitation  firm if  their  vote has not yet been received.  Authorization  to permit  the  solicitation  firm to  execute  proxies  may be  obtained  by  telephonic instructions  from  shareholders  of the  Fund.  Proxies  that are  obtained  telephonically  will be  recorded  in accordance with the procedures set forth below.  These procedures have been designed to reasonably  ensure that the identity  of  the  shareholder  providing  voting  instructions  is  accurately  determined  and  that  the  voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $17,500 plus the additional
                                                                                          ----
out-of-pocket costs, that may be substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly.  You may provide your completed proxy via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in
connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Directors and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted.
Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Director for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in
OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Directors must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Director and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders
(for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                   OTHER MATTERS

         The Directors do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Directors and the Manager are not aware of any other matters to be brought before the Meeting by others.
Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or  sufficient  votes in favor of one or more  Proposals set forth in the Notice of Meeting of  Shareholders  are not  received  by the date of the  Meeting,  the  persons  named in the enclosed proxy (or their  substitutes)  may propose and approve one or more  adjournments  of the Meeting to permit further  solicitation of proxies.  All such  adjournments  will require the  affirmative  vote of a majority of the shares  present in person or by proxy at the session of the Meeting to be  adjourned.  The persons named as proxies on the proxy
ballots (or their  substitutes)  will vote the Shares present in person or by proxy (including broker non-votes and abstentions)  in favor of such an  adjournment if they determine  additional  solicitation  is warranted and in the interests of the Fund's  shareholders.  A vote may be taken on one or more of the proposals in this proxy statement prior to any such  adjournment if a quorum is present,  sufficient votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Directors,

                                                     Robert G. Zack, Secretary
                                                     June 3, 2002

                                                                                                 EXHIBIT A
                                            PROPOSED INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the 14th day of February,  2002, by and between  OPPENHEIMER  MONEY MARKET FUND, INC.
(the "Fund"), and OPPENHEIMERFUNDS, INC. (hereinafter called ("OFI").

         WHEREAS, the Fund is an open-end,  diversified  management  investment company registered as such with the
Securities  and  Exchange  Commission  (the  "Commission")  pursuant  to the  Investment  Company  Act of 1940 (the
"Investment Company Act"), and OFI is a registered investment adviser;

         NOW,  THEREFORE,  in  consideration  of the mutual  promises and covenants  hereinafter  set forth,  it is agreed by and between the parties, as follows:

1.       General Provision.

         The Fund hereby  employs OFI and OFI hereby  undertakes to act as the  investment  adviser of the Fund and to perform for the Fund such other duties and functions as are  hereinafter  set forth.  OFI shall, in all matters, give to the Fund and its Board of Directors the benefit of its best judgment,  effort,  advice and  recommendations and shall,  at all times  conform to, and use its best efforts to enable the Fund to conform to (i) the  provisions of the Investment  Company Act and any rules or regulations  thereunder;  (ii) any other  applicable  provisions of state or federal law;  (iii) the  provisions  of the Articles of  Incorporation  and By-Laws of the Fund as amended from time to time;  (iv) policies and  determinations  of the Board of Directors of the Fund;  (v) the  fundamental policies and investment  restrictions of the Fund as reflected in its  registration  statement under the Investment
Company  Act or as such  policies  may,  from time to time,  be amended by the  Fund's  shareholders;  and (vi) the
Prospectus  and  Statement  of  Additional  Information  of the Fund in effect from time to time.  The  appropriate officers  and  employees  of OFI  shall be  available  upon  reasonable  notice  for  consultation  with any of the
Directors  and officers of the Fund with  respect to any matters  dealing with the business and affairs of the Fund including the valuation of any of the Fund's  portfolio  securities which are either not registered for public sale or not being traded on any securities market.

2.       Investment Management.

         (a) OFI shall,  subject to the  direction  and control by the Fund's  Board of  Directors,  (i)  regularly provide  investment advice and  recommendations  to the Fund with respect to its investments,  investment  policies and the purchase and sale of securities;  (ii) supervise  continuously  the investment  program of the Fund and the composition  of its portfolio  and  determine  what  securities  shall be purchased or sold by the Fund;  and (iii)
arrange,  subject to the provisions of paragraph "7" hereof,  for the purchase of securities and other  investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

         (b)  Provided  that the Fund shall not be required to pay any  compensation  other than as provided by the terms of this  Agreement  and  subject to the  provisions  of  paragraph  "7"  hereof,  OFI may  obtain  investment information,  research or assistance from any other person, firm or corporation to supplement,  update or otherwise improve its investment management services.

         (c) Provided  that nothing  herein shall be deemed to protect OFI from willful  misfeasance,  bad faith or gross  negligence in the performance of its duties,  or reckless  disregard of its obligations and duties under the
Agreement,  OFI  shall  not be liable  for any loss  sustained  by reason  of good  faith  errors or  omissions  in connection with any matters to which this Agreement relates.

         (d) Nothing in this Agreement shall prevent OFI or any officer  thereof from acting as investment  adviser for any other person,  firm or corporation  and shall not in any way limit or restrict OFI or any of its directors, officers or employees  from  buying,  selling or trading any  securities  for its own account or for the account of others for whom it or they may be acting,  provided that such  activities  will not  adversely  affect or otherwise impair  the  performance  by OFI of its duties  and  obligations  under  this  Agreement  and under the  Investment
Advisers Act of 1940.

3.       Other Duties of OFI.

         OFI shall,  at its own expense,  provide and supervise the activities of all  administrative  and clerical personnel  as shall be  required  to  provide  effective  corporate  administration  for the  Fund,  including  the compilation  and  maintenance  of such records with respect to its  operations as may  reasonably be required;  the preparation  and filing of such reports with respect  thereto as shall be required by the  Commission;  composition of  periodic  reports  with  respect to its  operations  for the  shareholders  of the Fund;  composition  of proxy materials for meetings of the Fund's  shareholders  and the composition of such  registration  statements as may be required by federal  securities  laws for continuous  public sale of shares of the Fund. OFI shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

4.       Allocation of Expenses.

         All other costs and  expenses  not  expressly  assumed by OFI under this  Agreement,  or to be paid by the
General  Distributor  of the  shares of the Fund,  shall be paid by the Fund,  including,  but not  limited  to (i)
interest  and taxes;  (ii)  brokerage  commissions;  (iii)  premiums  for  fidelity  and other  insurance  coverage requisite  to its  operations;  (iv) the fees and expenses of its  Directors;  (v) legal and audit  expenses;  (vi)
custodian and transfer  agent fees and expenses;  (vii) expenses  incident to the redemption of its shares;  (viii)
expenses  incident  to the  issuance of its shares  against  payment  therefor  by or on behalf of the  subscribers thereto;  (ix) fees and expenses,  other than as hereinabove  provided,  incident to the registration under federal securities  laws of shares of the Fund for public sale; (x) expenses of printing and mailing  reports,  notices and proxy materials to shareholders of the Fund; (xi) except as noted above,  all other expenses  incidental to holding meetings of the Fund's shareholders;  and (xii) such extraordinary  non-recurring  expenses as may arise, including litigation  affecting the Fund and any  obligation  which the Fund may have to indemnify its officers and Directors with respect  thereto.  Any officers or employees of OFI or any entity  controlling,  controlled by or under common control  with OFI,  who may also serve as  officers,  Directors  or  employees  of the Fund shall not  receive  any compensation from the Fund for their services.

5.       Compensation of OFI.

         The Fund  agrees  to pay OFI and OFI  agrees to accept as full  compensation  for the  performance  of all functions  and  duties on its part to be  performed  pursuant  to the  provisions  hereof,  a fee  computed  on the aggregate net assets of the Fund as of the close of each business day at the following annual rates:
         .45% of the first $500 million of aggregate net assets;
         .425% of the next $500 million of net assets;
         .40% of the next $500 million of net assets; and
         .375% of aggregated net assets in excess of $1.5 billion.

6.       Use of Name "Oppenheimer."

         OFI hereby grants to the Fund a royalty-free,  non-exclusive  license to use the name "Oppenheimer" in the name of the Fund for the duration of this  Agreement  and any  extensions  or renewals  thereof.  Such license may, upon  termination  of this  Agreement,  be terminated by OFI, in which event the Fund shall  promptly take whatever action may be necessary to change its name and  discontinue any further use of the name  "Oppenheimer"  in the name of the Fund or  otherwise.  The name  "Oppenheimer"  may be used or licensed by OFI in  connection  with any of its activities or licensed by OFI to any other party.

7.       Portfolio Transactions and Brokerage.

         OFI is authorized,  in arranging the Fund's  portfolio  transactions,  to employ or deal with such members of securities or commodities  exchanges,  brokers or dealers,  including  "affiliated" broker dealers (as that term is defined in the Investment Company Act) (hereinafter  "broker-dealers"),  as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable  expense,  the "best execution"  (prompt and reliable  execution at the most  favorable  security  price  obtainable)  of the Fund's  portfolio  transactions  as well as to obtain the benefit of such  investment  information or research as may be of significant  assistance to the performance by OFI of its investment management functions.

8.       Duration.

         This  Agreement  will take effect on the business day  immediately  following  its approval by the vote of the holders of a "majority"  (as defined in the Investment  Company Act) of the  outstanding  voting  securities of the Fund. As of that date, it replaces the Fund's  investment  advisory  agreement  dated October 22, 1990.  Unless earlier terminated  pursuant to paragraph 9 hereof,  this Agreement shall remain in effect until two years from the date of execution  hereof,  and thereafter  will continue in effect from year to year, so long as such  continuance shall be approved at least  annually by the Fund's Board of  Directors,  including  the vote of the majority of the
Directors of the Fund who are not parties to this Agreement or  "interested  persons" (as defined in the Investment
Company Act) of any such party,  cast in person at a meeting called for the purpose of voting on such approval,  or by the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding  voting securities of the Fund and by such a vote of the Fund's Board of Directors.

9.       Termination.

         This Agreement may be terminated  (i) by OFI at any time without  penalty upon giving the Fund sixty days'
written  notice  (which  notice may be waived by the Fund);  or (ii) by the Fund at any time  without  penalty upon sixty days' written  notice to OFI (which notice may be waived by OFI) provided that such  termination  by the Fund shall be directed or  approved by the vote of a majority of all of the  Directors  of the Fund then in office or by the vote of the holders of a  "majority"  (as defined in the  Investment  Company  Act) of the  outstanding  voting securities of the Fund.

10.      Assignment or Amendment.

         This  Agreement may not be amended  without the  affirmative  vote or written  consent of the holders of a
"majority" of the outstanding voting securities of the Fund, and shall  automatically and immediately  terminate in the event of its "assignment," as defined in the Investment Company Act.

11.      Definitions.

         The terms and provisions of this Agreement  shall be interpreted  and defined in a manner  consistent with the provisions and definitions of the Investment Company Act.

                                             [SIGNATURE LINES OMITTED]

                                                                                                 EXHIBIT B

                                  ADVISORY FEES OF OPPENHEIMER MONEY MARKET FUNDS

---------------------------------------- -------------------------------------- --------------------------------------
                                         Approximate Net Assets                 Advisory Fee Rate
                                         as of 12/31/01                         as % of Average
Name of Fund                             ($ Millions)                           Net Assets
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Centennial America Fund, L.P.            $49.62                                 .45% of the first $500 million of
                                                                                average net assets, .40% of average
                                                                                annual net assets over $500 million.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Centennial California Tax Exempt Trust   $164.51                                .50% of the first $250     million
                                                                                of average  annual net assets,  .475%
                                                                                of the next $250  million  of average
                                                                                annual net  assets,  .45% of the next
                                                                                $250
                                                                                million   of   average   annual   net
                                                                                assets,   .425%  of  the  next   $250
                                                                                million of average  annual net assets
                                                                                and  .40%  of   average   annual  net
                                                                                assets in excess of $1 billion.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Centennial New York Tax Exempt Trust     $77.73                                 .50% of the first $250     million
                                                                                of average  annual net assets,  .475%
                                                                                of the next $250  million  of average
                                                                                annual net  assets,  .45% of the next
                                                                                $250
                                                                                million   of   average   annual   net
                                                                                assets,   .425%  of  the  next   $250
                                                                                million of average  annual net assets
                                                                                and  .40%  of   average   annual  net
                                                                                assets in excess of $1 billion.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Oppenheimer Cash Reserves                $808.19                                .50% of the first $250     million
                                                                                of average  annual net assets,  .475%
                                                                                of the next $250  million  of average
                                                                                annual net  assets,  .45% of the next
                                                                                $250
                                                                                million   of   average   annual   net
                                                                                assets,   .425%  of  the  next   $250
                                                                                million of average  annual net assets
                                                                                and  .40%  of   average   annual  net
                                                                                assets in excess of $1 billion.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Centennial Money Market Trust            $22,861.09                             .50% of the  first  $250  million  of
                                                                                average  annual net assets,  .475% of
                                                                                the  next  $250  million  of  average
                                                                                annual net  assets,  .45% of the next
                                                                                $250  million of  average  annual net
                                                                                assets,   .425%  of  the  next   $250
                                                                                million   of   average   annual   net
                                                                                assets,   .40%  of  the   next   $250
                                                                                million of average  annual net assets
                                                                                and  .375% of the next  $250  million
                                                                                of average  annual net  assets,  .35%
                                                                                of the next $500  million  of average
                                                                                annual   net   assets  and  .325%  of
                                                                                average  annual  net  assets  over $2
                                                                                billion.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Centennial Government Trust              $1,651.93                              .50% of the  first  $250  million  of
                                                                                average  annual net assets,  .475% of
                                                                                the  next  $250  million  of  average
                                                                                annual net  assets,  .45% of the next
                                                                                $250  million of  average  annual net
                                                                                assets,   .425%  of  the  next   $250
                                                                                million   of   average   annual   net
                                                                                assets,   .40%  of  the   next   $250
                                                                                million of average  annual net assets
                                                                                and  .375% of the next  $250  million
                                                                                of average  annual net  assets,  .35%
                                                                                of the next $500  million  of average
                                                                                annual   net   assets  and  .325%  of
                                                                                average  annual  net  assets  over $2
                                                                                billion.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Centennial Tax Exempt Trust              $1,850.75                              .50% of the first $250     million
                                                                                of average  annual net assets,  .475%
                                                                                of the next $250  million  of average
                                                                                annual net  assets,  .45% of the next
                                                                                $250
                                                                                million of average annual net
                                                                                assets, .425% of the next $250
                                                                                million of average annual net assets
                                                                                and .40% of average annual net
                                                                                assets in excess of $1 billion.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Oppenheimer Money                        $370.23                                .45% of the first $500 million of
Fund/VA                                                                         average annual net assets, .425% of
(a series of Oppenheimer                                                        the next $500 million of average
 Variable Account Funds)                                                        annual net assets, .40% of the next
                                                                                $500 million of average annual net
                                                                                assets and .375% of average annual
                                                                                net assets in excess of $1.5 billion.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Oppenheimer Money Market Fund, Inc.      $1,910.00                              .45% of the first $500 million of
                                                                                average annual net assets, .425% of
                                                                                the next $500 million of average
                                                                                annual net assets, .40% of the next
                                                                                $500 million of average annual net
                                                                                assets and .375% of average annual
                                                                                net assets in excess of $1.5 billion.
---------------------------------------- -------------------------------------- --------------------------------------